EXCO Q1 and Full Year 2014 Guidance[1]

	Q1 2014 LOW	Q1 2014 HIGH	2014 LOW	2014 HIGH
Production:				
Oil (Mbbls)	480	530	2,030	2,220
Natural gas liquids (Mbbls)	60	70	270	290
Natural gas (Mmcf)	32,800	33,300	123,200	131,100
Total production (Mmcfe)	36,040	36,900	137,000	146,160
Average daily production (Mmcfe/d)	400	410	375	400
Price realizations (unhedged):				
Oil - differential to WTI	$ (4.00)	$ (8.00)	$ (4.00)	$ (8.00)
Natural gas liquids - % of WTI	30.0%	35.0%	30.0%	35.0%
Natural gas - % of NYMEX	89.0%	94.0%	89.0%	94.0%
Costs and expenses ($000s):				
Oil and natural gas operating costs	$ 20,000	$ 22,000	$ 75,000	$ 85,000
Production and ad valorem taxes	$ 7,000	$ 9,000	$ 28,000	$ 32,000
Gathering and transportation	$ 25,000	$ 28,000	$ 95,000	$ 100,000
DD&A	$ 73,000	$ 77,000	$ 280,000	$ 290,000
General and administrative[2]	$ 18,000	$ 20,000	$ 65,000	$ 70,000
Interest expense	$ 21,000	$ 23,000	$ 80,000	$ 88,000
Adjusted EBITDA ($000s)[3]	$ 105,000	$ 110,000	$ 400,000	$ 425,000
Capital expenditures ($000s)[4]	$ 90,000	$ 100,000	$ 365,000	$ 375,000

1 Includes EXCO's 25.5% interest in the XCO/HGI partnership.
2 General and administrative excludes non-cash stock based compensation. EXCO is guiding to ~$2MM and ~$7MM non-cash stock based compensation for Q1 and full year 2014.
3 Adjusted EBITDA is a non-GAAP measure. Please see appendix for additional discussion.
4 Does not include EXCO's share of the XCO/HGI partnership capital; the partnership is self funded and we do not anticipate any additional capital contributions in 2014.
Note: Q1 2014 estimates based on NYMEX prices of $5.00 and $98.00 for natural gas and oil. Remainder of 2014 based on NYMEX prices of $4.00 and $90.00 for natural gas and oil.

Exhibit 99.2

Rate (Mcfpd)
14000
13000
12000
11000
10000
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
0
100
200
300
400
500
600
700
800
900
1,000
1,100
1,200
Day
IRR Sensitivity
IRR (%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$3.00
$3.50
$4.00
$4.50
$5.00

Year 1 2 3 4 5 6 7 8 9 10
Avg % Decline 69% 48% 37% 29% 23% 20% 17% 15% 13% 12%
Production (MCF) 2,352,669 1,062,685 597,318     401,627     297,610     233,834     191,086     160,622     137,918     120,407
Total Cum (MCF) 2,352,669 3,415,354 4,012,672 4,414,299 4,711,909 4,945,743 5,136,829 5,297,451 5,435,369 5,555,776
% of EUR 34% 49% 58% 64% 68% 72% 74% 77% 79% 81%
CAPEX ($M) $7,500
EUR (BCF) 6.9
Average WI 45.9%
Average NRI 35.1%
Mmcfe/d IP 13.0
Mmcfe/d 1st Month 11.6
% Gas / % Oil 100 / 0
IRR @ Base Case 48%
NPV@10% ($M) $4,586
2014 2015 2016 2017 2018 2019+
GAS $4.17 $4.15 $4.13 $4.16 $4.22 $4.75
Desoto Core Haynesville 6.9 Bcf Proved Curve
6 Wells Per Section
TYPE WELL ECONOMICS

Rate (Bblpd)
500
450
400
350
300
250
200
150
100
50
0
0
100
200
300
400
500
600
700
800
900
1,000
1,100
1,200
Day
IRR Sensitivity
IRR (%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$60.00
$70.00
$80.00
$90.00
$100.00

Year 1 2 3 4 5 6 7 8 9 10
Avg % Decline 73% 38% 26% 19% 16% 13% 11% 10% 9% 8%
Production (BBL) 83,690       37,599       25,832       20,067       16,576       14,211       12,492       11,180       10,142       9,299
Total Cum (BBL) 83,690       121,290     147,122     167,188     183,764     197,975     210,467     221,646     231,788     241,087
% of EUR 24% 34% 42% 47% 52% 56% 60% 63% 66% 68%
CAPEX ($M) $7,150
EUR (MBOE) 375.0
Average WI 16.0%
Average NRI 12.0%
Bbl/d IP 490.0
Bbl/d 1st Month 434.0
% Gas / % Oil 7 / 93
IRR @ Base Case 34%
NPV@10% ($M) $3,117
2014 2015 2016 2017 2018+
OIL $95.61 $88.08 $83.42 $80.55 $80.00
Eagle Ford 375 MBOE Proved Type Curve
500’ Spacing Between Wells – 7,100’ ELL
TYPE WELL ECONOMICS

Haynesville/Bossier Inventory (Operated)
Break Even Price Deck To Achieve
20% Pre-Tax IRR
1,206 Total Operated Locations
Range from $4.27 to ~$6.00
$/MCF
Number of Locations
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
1,200
1,000
800
600
400
200
0
$3.35
$3.72
$4.23
$4.27
$4.27
85
143
293
60
29
596
Desoto Core - Haynesville
CCM - Haynesville
(1) Jebel 5750' ELL (HSVL/Bossier)
Highlander (HSVL/Bossier)
Desoto Core South - Haynesville
Other HSVL/Bossier
Gas Price $
Number of Locations

Multi-Year Inventory in the Haynesville/Bossier
Identified 1,206 operated locations; ~600 locations achieve a +20% IRR at current forward strip
Greater than 14 years of economic (+20% IRR) drilling inventory at current pace of 42 spuds per year
(1) Jebel break-even price is representative of the avg. lateral length in the Jebel field.
Note: Desoto Core/South, CCM, Jebel are based on audited Proved type curves; All locations are not booked in Proved reserve category.

Illustrative Example of Eagle Ford Buyback
Eagle Ford Buyback Example
1. Assumes Q1 2015 strip pricing
($ in millions)
Expected Q1 2015
tranche of 23 wells
KKR capital investment $90
1.2x KKR capital spend 108
KKR share of 1st year cash flows (58)
EXCO buyout cost for drilling capital expenditures $50
$86
EXCO buyout cost for drilling capital expenditures (50)
Remaining PV-10 value allocated 50%/50% between EXCO and KKR $36
Total EXCO buyout cost
EXCO buyout cost for drilling capital expenditures $50
EXCO buyout cost for 50% of remaining PV-10 18
Total $68
EXCO’s buyout cost for PDP properties with cash flow is readily financeable
EXCO pays $68 million for $86 million of PV-10
resulting in ~PV-16% purchase
5
PV-10 estimate of 23 well tranche
¹